UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


Date of Report (Date of earliest event reported):  October 27,
1999


                     AMERISTAR CASINOS, INC.
     (Exact name of registrant as specified in its charter)


       Nevada               0-22494              88-0304799
  (State or other       (Commission File        (IRS Employer
  jurisdiction of           Number)            Identification
  incorporation or                                 Number)
   organization)


                   3773 Howard Hughes Parkway
                         Suite 490 South
                    Las Vegas, Nevada  89109
      (Address of principal executive offices and Zip Code)


                         (702) 567-7000
      (Registrant's telephone number, including area code)
      ITEM 5.  OTHER EVENTS.

     On October 29, 1999, the Registrant issued a press release (the "Press Release") announcing a verdict against the Company by a jury in the Circuit Court of Pike County, Mississippi in the case of E. L. Pennebaker et al. v. Harrah's Vicksburg Corporation et al. The Registrant is a named defendant in this case. The Press Release is filed herewith as an exhibit to this Report. The Press Release is hereby incorporated by reference into this Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a) and (b)    Financial Statements and Pro Forma Financial
Information.

          None.

     (c)  Exhibits.

          20.1 Press  Release  of Ameristar Casinos,  Inc.  dated
               October 29, 1999

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the undersigned registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     AMERISTAR CASINOS, INC.
                          (Registrant)
Date:  November 2, 1999


                    By: /s/Thomas M. Steinbauer
                      Thomas M. Steinbauer,
                    Senior Vice President and
                     Chief Financial Officer
                             EXHIBIT INDEX

Exhibit
 Number       Description of Exhibit          Method of Filing

  20.1    Press   Release  of   Ameristar  Filed    electronically
          Casinos, Inc. dated October 29,  herewith.
          1999

                                                     EXHIBIT 20.1





CONTACT:  Gillian Silver, Vice President
          Corporate Communications
          Ameristar Casinos, Inc.
          702/567-7053


        AMERISTAR CASINOS, INC. RESPONDS TO JURY VERDICT
             IN PIKE COUNTY, MISSISSIPPI LITIGATION


LAS VEGAS, NEV., OCT. 29, 1999-Ameristar Casinos, Inc. today reacted to a jury verdict rendered against Ameristar and other defendants on the evening of Oct. 27, 1999 in Pike County, Miss.

The jury in the matter of E.L. Pennebaker, et al. vs. Harrah's

Vicksburg Corporation, et al., rendered a verdict against

defendants Ameristar, Harrah's Vicksburg Corporation and Deposit

Guaranty National Bank.  The jury awarded $1,042,000 to plaintiff

E. L. Pennebaker, Jr. and $2,950,000 to plaintiff Multi Gaming

Management, Inc.  The defendants will be jointly and severally liable for the damages awarded by the jury.  The plaintiffs

originally sought damages of $238 million from these three

defendants and a fourth defendant which settled with the

plaintiffs prior to trial.  The amount paid in settlement will be credited against the verdict amount.

     In the suit, the plaintiffs alleged that Ameristar and the co-defendants acted illegally to restrain trade and violate

provisions of the Mississippi Gaming Control Act.  The plaintiffs also alleged that the defendants conspired to prevent

                             -MORE-

      AMERISTAR RESPONDS TO VERDICT
ADD ONE


the location of a casino on the Big Black River (between

Vicksburg and Jackson, Miss.) by engaging in an extensive media and public relations campaign to attempt to influence the

Mississippi Gaming Commission's decision.  The complaint also alleged that the defendants' actions constituted tortious

interference with certain contracts of the plaintiffs.

     Ameristar will appeal the judgement in this case.  Chairman and CEO Craig Neilsen stated, "Ameristar did nothing wrong and the company merely expressed its views that a proposed casino site was neither legal, nor suitable, under the Mississippi

gaming laws.  The Mississippi Gaming Commission later found the site to be unsuitable.  We intend to ask the Mississippi Supreme

Court to reverse the jury's award as an unconstitutional

restraint on Ameristar's free speech rights."

     Ameristar Casinos, Inc., is an innovative, small-cap gaming company known for its distinctive, quality-conscious hotel

casinos and good food values. Led by President and Chief

Executive Officer Craig H. Neilsen, the organization's roots go back nearly five decades to a tiny roadside casino in the high plateau country that borders Nevada and Idaho.  Publicly held since November 1993, the Las Vegas-based corporation operates five properties in Nevada, Mississippi and Iowa.

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